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                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K


                             CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



                              July 20, 1995
            ------------------------------------------------
            Date of Report (Date of earliest event reported)



                            Tyson Foods, Inc.
         ------------------------------------------------------
         (Exact name of Registrant as specified in its charter)




     Delaware                      0-3400                  71-0225165
  ---------------               ------------         ----------------------
  (State or other               (Commission             (I.R.S. Employer
  jurisdiction or               File Number)         Identification Number)
  incorporation)



                        2210 West Oaklawn Drive
                    Springdale, Arkansas  72762-6999
                             (501) 290-4000
        ----------------------------------------------------------
        (Address including zip code and telephone number including area code of Registrant's principal executive offices)














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INFORMATION INCLUDED IN THE REPORT

Item 5.     Other Events

     On July 20, 1995, Tyson Foods, Inc. commenced a program for the offer of Medium-Term Notes due from nine months to thirty years from the date of issuance ("Medium-Term Notes") in the principal amount of up to $350,000,000. The Medium-Term Notes are part of the $500,000,000 in debt securities registered by the Company pursuant to a Registration Statement, as amended ("Registration Statement") filed with the Securities and Exchange Commission ("Commission") on Form S-3 (Registration No. 33-58177) pursuant to Rule 415 promulgated by the Commission under the Securities Act of 1933, as amended (the "Act"). A Prospectus Supplement and form of Base Prospectus relating to the Medium-Term Notes has been filed with the Commission pursuant to Rule 424(b) of the Act. The issuance and sale of the Medium-Term Notes may be made from time to time in various amounts pursuant to an Indenture, dated as of June 1, 1995, between the Company and The Chase Manhattan Bank, N.A., as Trustee. The form of the Indenture was previously filed as an exhibit to the Registration Statement.

     The Medium-Term Notes will be distributed pursuant to a Distribution Agreement among the Company and certain agents. The form of the Distribution Agreement is attached hereto as Exhibit 1 and incorporated by reference herein. The Medium-Term Notes may bear fixed or floating rates of interest and will be issued substantially in the forms attached hereto as Exhibits 4.2 and 4.3, respectively, and incorporated by reference herein. The Chase Manhattan Bank, N.A. ("Calculation Agent") may perform certain services in connection with the issuance of Medium-Term Notes bearing floating rates of interest, if any, pursuant to a Calculation Agent Agreement between the Company and the Calculation Agent. The form of the Calculation Agent Agreement is attached hereto as Exhibit 4.4 and incorporated by reference herein.


Item 7.     Financial Statements and Exhibits

     (c)     Exhibits

          1       Form of Distribution Agreement.

          4.1 Form of Indenture between the Company and The Chase Manhattan Bank, N.A., as Trustee (previously filed as
                  Exhibit 4 to Amendment No. 1 to Registration Statement on Form S-3, filed with the Commission on May 8, 1995, Registration No. 33-58177).

          4.2     Form of Fixed Rate Medium-Term Note.

          4.3     Form of Floating Rate Medium-Term Note.

          4.4     Form of Calculation Agent Agreement.







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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TYSON FOODS, INC.


                                 By: /s/ Gerald Johnston
                                     -------------------
                                 Title: Executive Vice President,
                                        Finance


DATE:  July 20, 1995









































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